Supplement to the
Fidelity Advisor® Global Capital Appreciation Fund
Class A, Class M, Class C and Class I
December 29, 2018
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Tom Allen (co-manager) has managed the fund since February 2010.

William Bower (co-manager) has managed the fund since August 2019.

It is expected that Mr. Allen will transition off of the fund effective on or about September 30, 2019. At that time, Mr. Bower will assume sole portfolio manager responsibilities for the fund.

The following information replaces the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Tom Allen is co-manager of the fund, which he has managed since February 2010. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and portfolio manager.

William Bower is co-manager of the fund, which he has managed since August 2019. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Bower has worked as a research analyst and portfolio manager.

It is expected that Mr. Allen will transition off of the fund effective on or about September 30, 2019. At that time, Mr. Bower will assume sole portfolio manager responsibilities for the fund.

AGLO-19-01 1.737647.152	August 15, 2019